CONFIDENTIAL


                    LB-UBS COMMERCIAL MORTGAGE TRUST 2004-C4
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-C4

                          INITIAL MORTGAGE POOL BALANCE
                           APPROXIMATELY $1.42 BILLION




     MAY 14, 2004


[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

--------------------------------------------------------------------------------

THE INFORMATION CONTAINED HEREIN (THIS "INFORMATION") DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, AND IS SUBJECT TO AND SUPERCEDED IN ITS ENTIRETY BY THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, THE FINAL OFFERING MEMORANDUM (COLLECTIVELY, THE "OFFERING DOCUMENT"). THIS INFORMATION DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION HEREIN REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE SELLERS OF THOSE UNDERLYING ASSETS, THE ISSUER OF THE SECURITIES OR THEIR RESPECTIVE AFFILIATES AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS AND NOT BY THE ISSUER. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. NEITHER THE UNDERWRITERS NOR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION, INCLUDING BUT NOT LIMITED TO, ACTUAL AMOUNT, RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES AND ANY LIABILITY THEREFORE IS EXPRESSLY DISCLAIMED. THIS INFORMATION MAY NOT BE DELIVERED BY YOU TO ANY OTHER PERSON WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. THE UNDERWRITERS MAY FROM ANY TIME TO TIME PERFORM INVESTMENT BANKING SERVICES FOR OR SOLICIT INVESTMENT BANKING BUSINESS FROM ANY COMPANY NAMED IN THE INFORMATION HEREIN. THE UNDERWRITERS AND/OR THEIR EMPLOYEES MAY FROM TIME TO TIME HAVE A LONG OR SHORT POSITION IN ANY CONTRACT OR SECURITY DISCUSSED HEREIN. THIS INFORMATION SUPERCEDES THE INFORMATION IN ANY PRIOR VERSIONS HEREOF OR OTHER RELATED TERM SHEETS AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS HEREOF AND BY THE OFFERING DOCUMENT. THIS MATERIAL IS CONFIDENTIAL AND MUST NOT BE COPIED OR DISSEMINATED TO ANY OTHER PARTIES WITHOUT THE UNDERWRITERS' PRIOR WRITTEN CONSENT. IN FURNISHING THIS INFORMATION, THE UNDERWRITERS UNDERTAKE NO OBLIGATION TO PROVIDE THE RECIPIENT WITH ACCESS TO ANY ADDITIONAL INFORMATION OR TO UPDATE THE INFORMATION OR TO CORRECT ANY INACCURACIES THEREIN WHICH MAY BECOME APPARENT.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.   Transaction Highlights

II.  Structural Highlights

III. Collateral Pool Highlights

IV.  Significant Mortgage Loans

V.   Summary Points

VI.  Investor Reporting

VII. Timeline


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS

TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS




Initial Mortgage Pool Balance:               Approximately $1.42 billion

Public Certificates:                         Approximately $1.11 billion

Private Certificates(1):                     Approximately $311.4 million

Co-Lead Manager/Sole Book Runner:            Lehman Brothers Inc.

Co-Lead Manager:                             UBS Securities LLC

Rating Agencies:                             Standard & Poor's, a division of
                                             The McGraw-Hill Companies, Inc.
                                             ("S&P") and Moody's Investors
                                             Service, Inc. ("Moody's")

Trustee:                                     Wells Fargo Bank, National
                                             Association

Master Servicer:                             Wachovia Bank, National Association

Special Servicer:                            Lennar Partners, Inc.




---------------------------
1.   Not offered hereby.


--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
                                                          TRANSACTION HIGHLIGHTS


Cut-Off Date:                                5/11/2004

Determination Date:                          11th day of each month or if such
                                             day is not a business day, then the
                                             following business day

Distribution Date:                           4th business day after the
                                             Determination Date of each month,
                                             commencing in 6/2004

Eligible for Underwriters' Prohibited
Transaction Exemption for ERISA Purposes
(Public Certificates):                       Classes A-1, A-2, A-3, A-4, B, C,
                                             D, E and F

SMMEA Eligible:                              Classes A-1, A-2, A-3, A-4, B, C
                                             and D

DTC (Public Certificates):                   Classes A-1, A-2, A-3, A-4, B, C,
                                             D, E and F

Bloomberg:                                   Cash flows will be modeled on
                                             Bloomberg


Denominations:                                                 Class                         Minimum Denomination(1)
                                             --------------------------------------------    -----------------------
                                             Classes A-1, A-2, A-3, A-4, B, C, D, E and F          $10,000


Lehman Brothers CMBS Index:                  All classes will be included in the
                                             Lehman Brothers CMBS Index



---------------------------
1.   Increments of $1 thereafter.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CERTIFICATES


       ------------------------                    --------------------------
             LOAN GROUP 1                                 LOAN GROUP 2
       $1.22 billion Commercial                    $199.5 million Multifamily
                Loans                                        Loans
       ------------------------                    --------------------------


                        100%                           100%


                      ------------------------------------
                      Class A-1(1)
                      ------------------
                      Class A-2(1)
                      ------------------   Class A-1b(2)
                      Class A-3(1)
                      ------------------
                      Class A-4(1)
                      ------------------------------------
                                     Class B
                      ------------------------------------
                                     Class C
                      ------------------------------------
                                     Class D
                      ------------------------------------
                                     Class E
                      ------------------------------------
                                     Class F
                      ------------------------------------


---------------------------
1. 100% of all scheduled and unscheduled payments received with respect to the Mortgage Loans constituting Loan Group 1 will be applied to make distributions to the Class A-1, A-2, A-3 and A-4 certificates prior to being applied to making any distributions of principal to the A-1b certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.
2. 100% of all scheduled and unscheduled payments received with respect to the Mortgage Loans constituting Loan Group 2 will be applied to make distributions to the A-1b certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3 and A-4 certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CERTIFICATES


   -------------------------------------------------------------------------
                      Class A-1(1)
                      ------------------
                      Class A-2(1)
                      ------------------   Class A-1b(2)
                      Class A-3(1)
                      ------------------
                      Class A-4(1)
                      ------------------------------------
                                     Class B
      Offered         ------------------------------------
    Certificates                     Class C
                      ------------------------------------
                                     Class D
                      ------------------------------------
                                     Class E
                      ------------------------------------
                                     Class F
   -------------------------------------------------------      Class X(3)
                                     Class G
                      ------------------------------------
                                     Class H
                      ------------------------------------
                                     Class J
                      ------------------------------------
                                     Class K
                      ------------------------------------
     Private, 144A                   Class L
                      ------------------------------------
                                     Class M
                      ------------------------------------
                                     Class N
                      ------------------------------------
                                     Class P
                      ------------------------------------
                                     Class Q
                      ------------------------------------
                                     Class S
                      ------------------------------------
                                     Class T
   -------------------------------------------------------------------------





---------------------------
1. 100% of all scheduled and unscheduled payments received with respect to the mortgage loans constituting Loan Group 1 will be applied to make distributions to the Class A-1, A-2, A-3 and A-4 certificates prior to being applied to making any distributions of principal to the A-1b certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata.
2. 100% of all scheduled and unscheduled payments received with respect to the mortgage loans constituting Loan Group 2 will be applied to make distributions to the Class A-1b certificates prior to being applied to making any distributions of principal to the A-1, A-2, A-3 and A-4 certificates, unless and until Classes B through T have all been reduced to zero, in which case the A Classes will be pro rata. The Class A-1b certificates will be privately placed and are not offered as part of the public offering.
3. The Class X certificates have the rights to certain excess interest from the underlying mortgage loans. The Class X certificates will be privately placed and are not offered as part of the public offering.


--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS


BOND STRUCTURE

o    Sequential pay structure(1)
o Interest and principal are paid to senior classes before subordinate classes receive interest and principal(1)
o Credit enhancement for each class will be provided by the subordinate classes
o Losses are allocated in reverse sequential order starting with the non-rated principal balance class (Class T)


----------------------------------------------------------------------------------------------------------------
CLASS    ORIGINAL FACE     RATINGS       APPROXIMATE                     WTD. AVG. LIFE
           AMOUNT ($)   (S&P/MOODY'S)   CREDIT SUPPORT  DESCRIPTION         (YEARS)(2)    PRINCIPAL WINDOW(2)
----------------------------------------------------------------------------------------------------------------
A-1(3)   $125,000,000     AAA/Aaa          13.250%       Fixed Rate           3.81          6/2004 - 1/2009
----------------------------------------------------------------------------------------------------------------
A-2(3)   $318,000,000     AAA/Aaa          13.250%       Fixed Rate(4)        4.74          1/2009 - 4/2009
----------------------------------------------------------------------------------------------------------------
A-3(3)   $218,000,000     AAA/Aaa          13.250%         WAC(5)             7.01          4/2009 - 12/2013
----------------------------------------------------------------------------------------------------------------
A-4(3)   $372,043,000     AAA/Aaa          13.250%         WAC(6)             9.90         12/2013 - 6/2014
----------------------------------------------------------------------------------------------------------------
 B(3)     $14,209,000     AA+/Aa1          12.250%         WAC(6)            10.02          6/2014 - 6/2014
----------------------------------------------------------------------------------------------------------------
 C(3)     $15,984,000      AA/Aa2          11.125%         WAC(6)            10.02          6/2014 - 6/2014
----------------------------------------------------------------------------------------------------------------
 D(3)     $14,209,000     AA-/Aa3          10.125%         WAC(6)            10.02          6/2014 - 6/2014
----------------------------------------------------------------------------------------------------------------
 E(3)     $19,536,000      A+/A1            8.750%         WAC(6)            10.02          6/2014 - 6/2014
----------------------------------------------------------------------------------------------------------------
 F(3)     $12,433,000       A/A2            7.875%         WAC(6)            10.02          6/2014 - 6/2014
----------------------------------------------------------------------------------------------------------------
A-1b     $199,546,000     AAA/Aaa          13.250%         WAC(5)             7.40          6/2004 - 6/2014
----------------------------------------------------------------------------------------------------------------
 X     $1,420,852,586(7)  AAA/Aaa             N/A      Variable IO(8)         7.53(9)       6/2004 - 8/2021(10)
----------------------------------------------------------------------------------------------------------------
 G        $28,417,000      A-/A3            5.875%         WAC(6)            10.02          6/2014 - 6/2014
----------------------------------------------------------------------------------------------------------------
 H        $14,209,000    BBB+/Baa1          4.875%         WAC(6)            10.02          6/2014 - 6/2014
----------------------------------------------------------------------------------------------------------------
 J        $15,984,000     BBB/Baa2          3.750%         WAC(6)            10.02          6/2014 - 6/2014
----------------------------------------------------------------------------------------------------------------
 K        $15,985,000    BBB-/Baa3          2.625%         WAC(6)            10.36          6/2014 - 12/2015
----------------------------------------------------------------------------------------------------------------
 L         $5,328,000     BB+/Ba1           2.250%      Fixed Rate(4)        11.52         12/2015 - 12/2015
----------------------------------------------------------------------------------------------------------------
 M         $3,552,000      BB/Ba2           2.000%      Fixed Rate(4)        11.52         12/2015 - 12/2015
----------------------------------------------------------------------------------------------------------------
 N         $5,328,000     BB-/Ba3           1.625%      Fixed Rate(4)        12.68         12/2015 - 5/2018
----------------------------------------------------------------------------------------------------------------
 P         $5,328,000      B+/NR            1.250%      Fixed Rate(4)        14.54          5/2018 - 3/2019
----------------------------------------------------------------------------------------------------------------
 Q         $1,776,000       B/NR            1.125%      Fixed Rate(4)        14.77          3/2019 - 3/2019
----------------------------------------------------------------------------------------------------------------
 S         $1,777,000      B-/NR            1.000%      Fixed Rate(4)        14.77          3/2019 - 3/2019
----------------------------------------------------------------------------------------------------------------
 T        $14,208,586      NR/NR              N/A       Fixed Rate(4)        15.09          3/2019 - 8/2021
----------------------------------------------------------------------------------------------------------------

---------------------------
1. Except that Class A-1, Class A-1b, Class A-2, Class A-3, Class A-4 and Class X receive interest on a pro-rata basis.
2. Calculated, assuming among other things, 0% CPR, no defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.
3.   Certificates offered as part of the public offering.
4. For any distribution date, if the weighted average of certain net interest rates on the underlying mortgage loans is less than a specified fixed rate for such class, then the pass-through rate for that class of certificates on that distribution date will equal such weighted average net interest rate.
5. Pass-through rate is a specified number of basis points (which will vary on a class-by-class basis among the A-3 and A-1b classes) below the weighted average of certain net interest rates on the underlying mortgage loans.
6. The pass-through rates will equal the weighted average of certain net interest rates on the underlying mortgage loans.
7.   Represents the notional amount.
8. The Class X certificates have rights to certain excess interest on all underlying mortgage loans.
9. Represents the weighted average life of each dollar reduction in notional amount.
10.  Represents period over which the notional amount will be reduced to zero.

--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

CALL PROTECTION

--------------------------------------------------------------------------------
                                                             STATISTICAL DATA(1)
--------------------------------------------------------------------------------
Loans with Initial Lock-Out & Defeasance Thereafter                97.1%(2)
--------------------------------------------------------------------------------
Loans with Initial Lock-Out & Yield Maintenance Thereafter          2.7%(2)
--------------------------------------------------------------------------------
Loans with Yield Maintenance                                        0.2%(2)
--------------------------------------------------------------------------------
Weighted Average Remaining Lock-Out                             89.6 months(3)
--------------------------------------------------------------------------------
Weighted Average Open Period                                     3.5 months
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 OPEN PREPAYMENT PERIOD                                   PERCENT OF INITIAL
    AT END OF LOAN                  NUMBER OF LOANS     MORTGAGE POOL BALANCE(1)
--------------------------------------------------------------------------------
         None                             28                      7.9%
--------------------------------------------------------------------------------
       1 Month                            18                      8.6%
--------------------------------------------------------------------------------
       2 Months                            9                      6.2%
--------------------------------------------------------------------------------
       3 Months                           37                     40.4%
--------------------------------------------------------------------------------
       4 Months                            2                      8.6%
--------------------------------------------------------------------------------
       6 Months                            2                     26.9%
--------------------------------------------------------------------------------
      12 Months                            3                      1.3%
--------------------------------------------------------------------------------
        TOTAL:                            99                    100.0%
--------------------------------------------------------------------------------

---------------------------
1.   As of the Cut-Off Date.
2.   Percent of initial mortgage pool balance.
3. Weighted Average Remaining Lock-Out represents loans within their Remaining Lock-Out or Lock-Out/Defeasance Periods.
--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

STRUCTURAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                           STRUCTURAL HIGHLIGHTS

PREPAYMENT PREMIUMS(1)

------------------------------------------------------------------------------------------------------------------------------------
 PREPAYMENT PREMIUM   5/2004   5/2005   5/2006    5/2007   5/2008   5/2009    5/2010    5/2011     5/2012     5/2013     5/2014
------------------------------------------------------------------------------------------------------------------------------------
   LOCK-OUT/DEF.       99.8%    99.1%    98.1%     97.2%    97.2%    95.6%     96.5%     95.8%      95.6%      96.0%       9.2%
------------------------------------------------------------------------------------------------------------------------------------
    YIELD MAINT.        0.2%     0.2%     1.2%      2.8%     2.8%     3.5%      3.5%      4.2%       4.4%       4.0%       4.0%
------------------------------------------------------------------------------------------------------------------------------------
      OTHER(2)           -       0.7%     0.6%       -        -        -         -         -          -          -          -
------------------------------------------------------------------------------------------------------------------------------------
     SUB-TOTAL        100.0%   100.0%   100.0%    100.0%   100.0%    99.1%    100.0%    100.0%     100.0%     100.0%      13.2%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
      >=5.0%             -        -        -         -        -        -         -         -          -          -          -
------------------------------------------------------------------------------------------------------------------------------------
        4.0%             -        -        -         -        -        -         -         -          -          -          -
------------------------------------------------------------------------------------------------------------------------------------
        3.0%             -        -        -         -        -        -         -         -          -          -          -
------------------------------------------------------------------------------------------------------------------------------------
        2.0%             -        -        -         -        -        -         -         -          -          -          -
------------------------------------------------------------------------------------------------------------------------------------
        1.0%             -        -        -         -        -        -         -         -          -          -          -
------------------------------------------------------------------------------------------------------------------------------------
        OPEN             -        -        -         -        -       0.9%       -         -          -          -        86.8%
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL          100.0%   100.0%   100.0%    100.0%   100.0%   100.0%    100.0%    100.0%     100.0%     100.0%     100.0%
------------------------------------------------------------------------------------------------------------------------------------

---------------------------
1. Represents percentage of then outstanding balance of mortgage loan pool as of the date shown assuming, among other things, no prepayments, defaults or losses and that ARD loans mature and are paid in full on their respective anticipated repayment dates.
2. Three loans, representing 0.7% of the deal, have less than a two year lockout remaining prior to their defeasance periods. If any of these loans defease prior to two years after the securitization, such loans will be repurchased out of the Trust. The repurchase price shall include the amount, if any, by which the proceeds from the defeasance deposits exceed the principal balance of the loan together with accrued interest and costs.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


POOL COMPOSITION

o The pool includes five mortgage loans (representing 51.4% of the initial mortgage pool balance) which S&P and Moody's have confirmed that, in the context of their inclusion in the securitization trust, have credit characteristics that are consistent with obligations rated investment grade (the "Investment Grade Loans").
o Three of the Investment Grade Loans (the Westfield Shoppingtown Garden State Plaza loan, the 666 Fifth Avenue loan and the Two Penn Plaza loan) will be split into pro rata and pari passu components. The structures of these loans are outlined on the following pages.
o    Summary of the pool composition is as follows:


-----------------------------------------------------------------------------------------------
                                           TOTAL PRINCIPAL BALANCE AS OF   PERCENT OF TOTAL
                          NUMBER OF LOANS           CUT-OFF DATE            MORTGAGE POOL
-----------------------------------------------------------------------------------------------
Investment Grade Loans            5                     $729,667,654             51.4%
-----------------------------------------------------------------------------------------------
Conduit Loans                    94                      691,184,933             48.6
-----------------------------------------------------------------------------------------------
TOTAL:                           99                   $1,420,852,587            100.0%
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]                             LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


THE WESTFIELD SHOPPINGTOWN GARDEN STATE PLAZA LOAN STRUCTURE



o The Westfield Shoppingtown Garden State Plaza loan will be split into four pro rata, pari passu components (the A-1 Note, A-2 Note, A-3 Note and A-4 Note components) of $130.0 million each.





------------------   ------- ------- ------- -------   ------- -------   --------------   --------------
    WESTFIELD          A-1     A-2     A-3     A-4       A-1     A-2       AAA/Aaa TO     LB-UBS 2004-C4
   SHOPPINGTOWN        NOTE    NOTE    NOTE    NOTE      NOTE    NOTE        AA/A2            TRUST
GARDEN STATE PLAZA   ($130m) ($130m) ($130m) ($130m)   ($130m) ($130m)    CASHFLOWS(1)
------------------   ------- ------- ------- -------   ------- -------   --------------   --------------




o The A-1 Note, A-2 Note, A-3 Note and A-4 Note component holders receive interest payments pro rata and pari passu.

o The A-3 Note and A-4 Note components will not be included in the LB-UBS 2004-C4 Trust.



---------------------------
1. S&P and Moody's have indicated to the Depositor that the A-1 Note component and A-2 Note component proceeds are expected to contribute AAA/Aaa through AA/A2 cash flows to the LB-UBS 2004-C4 Trust.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


THE 666 FIFTH AVENUE LOAN STRUCTURE


o The 666 Fifth Avenue loan was split into two pro rata, pari passu components (the A-1 Note component and the A-2 Note component) of $187.5 million each.




----------------   --------- ---------  ---------   ------------  --------------
                    A-1 NOTE  A-2 NOTE   A-2 NOTE    AAA/Aaa TO   LB-UBS 2004-C4
666 FIFTH AVENUE   ($187.5m) ($187.5m)  ($187.5m)      AAA/A2         TRUST
                                                    CASHFLOWS(1)
----------------   --------- ---------  ---------   ------------  --------------


o The A-1 Note component and A-2 Note component holders receive interest payments pro rata and pari passu.

o    The A-1 Note component will not be included in the LB-UBS 2004-C4 Trust.





---------------------------
1. S&P and Moody's have indicated to the Depositor that the A-2 Note component proceeds are expected to contribute AAA/Aaa through AAA/A2 cash flows to the LB-UBS 2004-C4 Trust.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS


THE TWO PENN PLAZA LOAN A/B NOTE STRUCTURE


o The Two Penn Plaza loan will be split into two pro rata, pari passu A Note components (the A-1 Note component and the A-2 Note component). The A Note components (described below) were created by de-leveraging a larger loan balance utilizing the A/B Note structure which was developed in LBCMT 1999-C2.



-------------- --------- --------- ----------------- ------------ --------------
                A-1 NOTE  A-2 NOTE      A-1 NOTE      AAA/Aaa TO  LB-UBS 2004-C4
               ($122.5m) ($122.5m)     ($122.5m)        A/Baa2       TRUST
               --------- --------- ----------------- CASHFLOWS(1) --------------
TWO PENN PLAZA ------------------- ----------------- ------------
                     B NOTE             B NOTE       ------------
                     ($55m)             ($55m)        WHOLE LOAN
-------------- ------------------- ----------------- ------------




o The A Note holders receive monthly payments prior to the B Note holder receiving monthly payments.(2)

o The B Note holder receives no principal payments until the principal amount of the A Notes have been paid in full.

o The A-2 Note component and the B Note will not be included in the LB-UBS 2004-C4 Trust. The B Note will be held by an insurance company on a whole loan basis.








---------------------------
1. S&P and Moody's have indicated to the Depositor that the A-1 Note component proceeds are expected to contribute AAA/Aaa through A/Baa2 cash flows to the LB-UBS 2004-C4 Trust.
2. The A-1 Note component holder receives monthly payments pro rata with the A-2 Note component holder.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

o The A Note(1) DSCR and LTV are set forth below:


--------------------------------------------------------------------------------
                  WESTFIELD SHOPPINGTOWN  666 FIFTH AVENUE   TWO PENN PLAZA
                    GARDEN STATE PLAZA
--------------------------------------------------------------------------------
     DSCR(2)               2.36x                 3.03x            1.99x
--------------------------------------------------------------------------------
UW Net Cash Flow        $62,006,522           $52,158,823      $32,800,025
--------------------------------------------------------------------------------
       LTV                 53.2%                 51.4%            56.3%
--------------------------------------------------------------------------------
 Appraised Value       $977,200,000          $730,000,000      $435,000,000
--------------------------------------------------------------------------------
Shadow Rating(3)           AA/A2                AAA/A2            A/Baa2
--------------------------------------------------------------------------------


o The combined A Note(1) and B Note(4) DSCR and LTV are set forth below:


-----------------------------------------------------------
                                 TWO PENN PLAZA
-----------------------------------------------------------
         DSCR(5)                        1.70x
-----------------------------------------------------------
    UW Net Cash Flow                 $32,800,025
-----------------------------------------------------------
           LTV                          69.0%
-----------------------------------------------------------
     Appraised Value                $435,000,000
-----------------------------------------------------------

---------------------------
1. In the case of the Westfield Shoppingtown Garden State Plaza loan, a loan amount that includes the A-1 Note, A-2 Note, A-3 Note and A-4 Note components (combined balance of $520,000,000). In the case of the 666 Fifth Avenue loan, a loan amount that includes the A-1 Note and A-2 Note components (combined balance of $375,000,000). In the case of the Two Penn Plaza loan, a loan amount that includes the A-1 Note and A-2 Note components (combined balance of $245,000,000). The A-3 Note and A-4 Note components of the Westfield Shoppingtown Garden State Plaza loan, the A-1 Note component of the 666 Fifth Avenue Loan, and the A-2 Note component of the Two Penn Plaza loan will not be included in the LB-UBS 2004-C4 Trust.
2. Based on underwritten net cash flow, the entire respective A Note and the interest rate. In the case of the Two Penn Plaza loan, based on an average annual debt constant starting in year three.
3. S&P and Moody's have each confirmed to the Depositor that the respective ratings in this row reflect an assessment by such rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with obligations that are so rated.
4. The Two Penn Plaza loan B Note (balance of $55,000,000) will not be included in the LB-UBS 2004-C4 Trust.
5. Based on underwritten net cash flow and actual debt constant starting in year three.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

MORTGAGE LOAN SELLERS

o Sponsors of properties securing loans in the LB-UBS 2004-C4 transaction include the following:

     o    Westfield America, Inc. / Prudential Assurance Company Limited

     o    Tishman Speyer Properties / TMW Real Estate Group, LLC

     o    Vornado Realty Trust

     o    General Growth Properties Inc.

     o    JMB Realty Corporation

     o    General Electric Pension Trust ("GEPT")

     o    The Lembi Group

o    Conduit Origination Program

     o Underwritten NCF on conduit loans either verified subject to a variance of 2.5% or, in select cases, re-underwritten by third party service providers (i.e., by a "Big Four" accounting firm).

     o Sponsor/principal due diligence performed for all loans using a combination of either Lexis/Nexis, bank references, Equifax, TRW reports, litigation searches or other types of credit history and background checks.

     o Appraisals are prepared in accordance with USPAP standards by approved vendors and substantially all are prepared in accordance with FIRREA.

     o    Substantially all borrowers are single asset entities.

     o    Non-consolidation opinions

          o Delivered for substantially all loans with principal balances greater than $15 million

     o Cash management systems affecting approximately 97.9% of the initial mortgage pool balance

          o    Hard lockbox -- 50.1% of the initial mortgage pool balance(1)

          o    Springing lockbox -- 47.8% of the initial mortgage pool balance


---------------------------
1. Includes hard lockboxes under lender control that are subject to daily or weekly sweeps to accounts controlled by the borrower unless there is the occurrence of certain trigger events and certain multifamily properties where the property manager or other party is required to deposit rents, or a majority of the rents, into a hard lockbox under lender control.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

FUNDED ESCROWS

--------------------------------------------------------------------------------
ESCROW TYPE(1)                        PERCENT OF POOL WITH FUNDED ESCROWS(2)
--------------------------------------------------------------------------------
Replacement Reserves                                    97.3%
--------------------------------------------------------------------------------
Tax Reserves(3)                                        100.0%
--------------------------------------------------------------------------------
Insurance Reserves(4)                                  100.0%
--------------------------------------------------------------------------------
TI & LC (Industrial)                                    71.2%
--------------------------------------------------------------------------------
TI & LC (Office)                                       100.0%
--------------------------------------------------------------------------------
TI & LC (Retail)                                        91.4%
--------------------------------------------------------------------------------


---------------------------
1. Escrows are generally in the form of either up-front reserves, periodic cash deposits or letters of credit.
2.   As of the Cut-Off Date; excludes the Investment Grade Loans.
3. In some instances where there are no tax escrows, certain creditworthy tenants are permitted to pay taxes directly and are deemed to have escrows.
4. In some instances where there are no insurance escrows, certain creditworthy tenants are permitted to maintain insurance or self-insure and are deemed to have escrows.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS



--------------------------------------------------------------------------------
               GENERAL POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
Size of Pool                                                      $1,420,852,587
--------------------------------------------------------------------------------
Contributors of Collateral                                         Lehman: 60.8%
                                                                      UBS: 39.2%
--------------------------------------------------------------------------------
Number of Loans                                                               99
--------------------------------------------------------------------------------
Gross Weighted Average Coupon                                             5.207%
--------------------------------------------------------------------------------
Weighted Average Original Term to Maturity(1)                          98 months
--------------------------------------------------------------------------------
Weighted Average Remaining Term to Maturity(1)                         96 months
--------------------------------------------------------------------------------
Average Balance                                                      $14,352,046
--------------------------------------------------------------------------------
Average Conduit Balance (excluding the Investment Grade Loans)        $7,353,031
--------------------------------------------------------------------------------
Largest Loan                                                        $260,000,000
--------------------------------------------------------------------------------
Largest Conduit Loan                                                 $91,000,000
--------------------------------------------------------------------------------
WA U/W DSCR(2)                                                             1.95x
--------------------------------------------------------------------------------
WA LTV(2)                                                                  62.8%
--------------------------------------------------------------------------------
WA LTV at Maturity/ARD(1)(2)(4)                                            56.3%
--------------------------------------------------------------------------------
Geographic Diversity                                                   27 states
--------------------------------------------------------------------------------
Balloon and/or ARD Loans(3)                                                99.1%
--------------------------------------------------------------------------------
Fully Amortizing Loans                                                      0.9%
--------------------------------------------------------------------------------


---------------------------
1. Assumes ARD loans mature and are paid in full on their respective anticipated repayment dates.
2.   Credit characteristics excluding the Investment Grade Loans are as follows:
     WA U/W DSCR: 1.44x; WA LTV: 72.0%; WA LTV at Maturity/ARD: 61.0%.
3.   Includes interest only loans.
4.   Includes fully amortizing loans.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

PROPERTY TYPE


o Heavily concentrated in Investment Grade Loans and the following asset classes:

     o Office, Regional Mall, Anchored Retail, Industrial/Warehouse, Multifamily(1) and Investment Grade properties comprise 89.6% of the initial mortgage pool balance.

     o Investment Grade Loans comprise 51.4% of the initial mortgage pool balance.



                                PROPERTY TYPE(2)
--------------------------------------------------------------------------------

PROPERTY TYPE                   % OF POOL
-------------                   ---------
OFFICE                            34.7% (62.8% INVESTMENT GRADE)
REGIONAL MALL                     26.5% (100.0% INVESTMENT GRADE)
MULTIFAMILY (1)                   14.0%
ANCHORED RETAIL                    9.1%
UNANCHORED RETAIL                  6.5%
HOTEL                              5.5% (54.8% INVESTMENT GRADE)
INDUSTRIAL/WAREHOUSE               2.2%
SELF STORAGE                       0.7%
OTHER RETAIL                       0.7%


---------------------------
1. Multifamily component includes manufactured housing representing 0.2% of the aggregate pool.
2.   Percentages based on allocated loan amount per property.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

GEOGRAPHIC DIVERSITY

o    The loans are secured by properties located in 27 states.

o Only two states represent more than 15.0% (by principal balance) of the Mortgaged Properties (New York 24.6% and New Jersey 18.3%).

     o 88.8% (by principal balance) of the properties in New York secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.

     o 100.0% (by principal balance) of the properties in New Jersey secure mortgage loans that have credit characteristics consistent with obligations rated investment grade by S&P and Moody's.



                               STATE DISTRIBUTION
--------------------------------------------------------------------------------


STATE               % OF POOL
-----               ---------
NY                  24.6% (88.8% INVESTMENT GRADE)
NJ                  18.3% (100.0% INVESTMENT GRADE)
FL                  13.9%
CA                  13.7%
TX                  13.7% (60.1% INVESTMENT GRADE)
IL                   3.4% (89.2% INVESTMENT GRADE)
MD                   1.7%
GA                   1.6%
OTHER (1)            9.2%

---------------------------
1.   No other state represents more than 1.2% of the initial mortgage pool balance.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE LOAN SIZE DIVERSITY

o    99 mortgage loans

o    Average loan size: $14,352,046 ($7,353,031 excluding the Investment Grade
     Loans)

o The largest loan comprises 18.3% of the initial mortgage pool balance (6.4% excluding the Investment Grade Loans)


                       CUT-OFF DATE LOAN SIZE DISTRIBUTION
--------------------------------------------------------------------------------


$ MILLIONS              % OF POOL        # OF LOANS
----------              ---------        ----------
(less than) $6            12.3%             57
$6 - $14                  17.6%             28
$14 - $40                 12.4%              8
$40 - $60                  3.0%              1
$60 - $100                 6.4%              1
$100 - $150               16.8%              2
(greater than) $150       31.5%              2




--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

o Weighted average underwritten debt service coverage ratio of 1.95x.



--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO
--------------------------------------------------------------------------------
PROPERTY TYPE            % OF POOL    WA DSCR     MIN-MAX DSCR
--------------------------------------------------------------------------------
RETAIL                      42.8%      1.94x    1.00x(1) - 2.36X
   Regional Mall            26.5%      2.30x    2.16x    - 2.36x
   Anchored Retail           9.1%      1.39x    1.20x    - 1.85x
   Unanchored Retail         6.5%      1.37x    1.20x    - 1.60x
   Other Retail              0.7%      1.00x    1.00x(1) - 1.00x

OFFICE                      34.7%      2.25x    1.21x    - 3.03x
MULTIFAMILY(2)              14.0%      1.37x    1.25x    - 1.72x
HOTEL                        5.5%      1.95x    1.43x    - 2.27x
INDUSTRIAL/WAREHOUSE         2.2%      1.31x    1.20x    - 1.54x
SELF STORAGE                 0.7%      1.61x    1.47x    - 1.69x
--------------------------------------------------------------------------------
   TOTAL:                  100.0%      1.95x    1.00x(1)  -3.03x
--------------------------------------------------------------------------------



DSCR                                   % OF POOL          # OF LOANS
---------------------------------      ---------          ----------
(less than or equal to) 1.20x (1)         0.7%                3
1.20x  - 1.29x                           14.3%               26
1.30x - 1.39x                            10.2%               22
1.40x  - 1.49x                            9.4%               22
1.50x  - 1.59x                            3.1%                8
1.60x  - 1.79x                            4.3%               10
(greater than or equal to) 1.80x         58.0%                8








---------------------------
1.   Includes three fully amortizing Rite Aid loans.
2. Multifamily component includes manufactured housing representing 0.2% of the aggregate pool.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

COLLATERAL POOL HIGHLIGHTS
--------------------------------------------------------------------------------
                                                      COLLATERAL POOL HIGHLIGHTS

CUT-OFF DATE LOAN TO VALUE RATIO

o    Weighted average loan to value of 62.8%.

o    Weighted average loan to value at maturity or ARD of 56.3%.(1)(2)



                        CUT-OFF DATE LOAN TO VALUE RATIO


LTV                           % OF POOL   # OF LOANS
--------------------          ---------   ----------
(less than) 50.0%               3.0%          1
50.1% - 55.0%                  34.3%          8
55.1% - 60.0%                   9.3%          4
60.1% - 65.0%                  12.6%          7
65.1% - 70.0%                   9.8%         12
70.1% - 75.0%                   9.9%         22
75.1% - 80.0%                  20.6%         43
(greater than) 80.0% (3)        0.4%          2




---------------------------
1.   Assumes ARD loans are paid in full on their anticipated repayment dates.
2.   Includes fully amortizing loans.
3.   Includes two fully amortizing Rite Aid Loans.

--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

INVESTMENT GRADE LOANS



------------------------------------------------------------------------------------------------------------------------------------
                                                           INVESTMENT GRADE LOANS
------------------------------------------------------------------------------------------------------------------------------------
                                                             CUT-OFF DATE    PERCENT OF INITIAL      U/W
NAME                                        PROPERTY TYPE      BALANCE     MORTGAGE POOL BALANCE  DSCR(1)(2)  LTV(2)  S&P/MOODY'S(3)
------------------------------------------------------------------------------------------------------------------------------------
Westfield Shoppingtown Garden State Plaza
(A-1 Note and A-2 Note Components)(4)       Regional Mall   $260,000,000           18.3%           2.36x       53.2%      AA/A2
------------------------------------------------------------------------------------------------------------------------------------
666 Fifth Avenue                                                                   13.2
(A-2 Note Component)(5)                        Office        187,500,000                           3.03        51.4      AAA/A2
------------------------------------------------------------------------------------------------------------------------------------
Two Penn Plaza                                                                      8.6
(A-1 Note Component)(6)                        Office        122,500,000                           1.99        56.3      A/Baa2
------------------------------------------------------------------------------------------------------------------------------------
Town East Mall                              Regional Mall    116,814,658            8.2            2.16        64.2      BBB/Baa3
------------------------------------------------------------------------------------------------------------------------------------
The Ritz-Carlton Chicago,
A Four Seasons Hotel                     Full Service Hotel   42,852,996            3.0            2.27        36.9      BBB+/Baa2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         ----        $729,667,654           51.4%           2.43X       54.1%        ---
------------------------------------------------------------------------------------------------------------------------------------


---------------------------
1. Calculated based on underwritten net cash flow and actual debt service constant or interest rate, as applicable. In the case of the Two Penn Plaza loan, based on average annual debt constant starting in year three.
2. Calculated based on Cut-Off Date Balance and the related appraised value. In the case of the Westfield Shoppingtown Garden State Plaza loan, calculated assuming a loan amount that includes the A-1 Note and A-2 Note components and the non-trust A-3 Note and A-4 Note components (combined balance of $520,000,000). In the case of the 666 Fifth Avenue loan, calculated assuming a loan amount that includes the A-2 Note component and the non-trust A-1 Note component (combined balance of $375,000,000). In the case of the Two Penn Plaza loan, calculated assuming a loan amount that includes the A-1 Note component and the non-trust A-2 Note component (combined balance of $245,000,000).
3. S&P and Moody's have confirmed to us that the ratings in this column reflect an assessment by each rating agency that, in the context of the subject mortgage loan's inclusion in the securitization trust, its credit characteristics are consistent with the obligations that are so rated. In the case of the Westfield Shoppingtown Garden State Plaza loan, S&P and Moody's have indicated to the Depositor that the A-1 Note and A-2 Note component proceeds are expected to contribute AAA/Aaa to AA/A2 cash flows to the LB-UBS 2004-C4 Trust. In the case of the 666 Fifth Avenue loan, S&P and Moody's have indicated to the Depositor that the A-2 Note component proceeds are expected to contribute AAA/Aaa through AAA/A2 cash flows to the LB-UBS 2004-C4 Trust. In the case of the Two Penn Plaza loan, S&P and Moody's have indicated to the Depositor that the A-1 Note component proceeds are expected to contribute AAA/Aaa to A/Baa2 cash flows to the LB-UBS 2004-C4 Trust.
4. Represents the $130,000,000 A-1 Note component and the $130,000,000 A-2 Note component of a $520,000,000 whole loan secured by Westfield Shoppingtown Garden State Plaza.
5. Represents the $187,500,000 A-2 Note component of a $375,000,000 whole loan secured by 666 Fifth Avenue.
6. Represents the $122,500,000 A-1 Note component of a $300,000,000 whole loan secured by Two Penn Plaza.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

WESTFIELD SHOPPINGTOWN GARDEN STATE PLAZA

Shadow Rating(1):                            AA/A2

Cut-Off Date Balance
(A-1 Note and A-2 Note Components):          $260,000,000

Interest Rate:                               4.9796%

Maturity Date:                               6/6/2014

Term to Maturity:                            10 years

Amortization:                                Interest only

Sponsor:                                     Westfield America, Inc. and certain
                                             subsidiaries of Prudential
                                             Assurance Company Limited ("PACL")

Property:                                    Super-regional mall with 1,986,941
                                             square feet(2) of gross leasable
                                             area

Location:                                    Paramus, NJ

Year Built:                                  1957; renovated 1997

In-Line Sales/SF(3):                         $534

2003 In-Line Cost of Occupancy(4):           16.3%

Anchors(5):                                  Macy's (439,632 square feet; credit
                                             rating of BBB+/Baa1), Nordstrom
                                             (245,348 square feet; credit rating
                                             of A-/Baa1), JCPenney (176,713
                                             square feet; credit rating of
                                             BB+/Ba3), Neiman Marcus (141,139
                                             square feet, credit rating of
                                             BBB/Baa2), Lord & Taylor (130,000
                                             square feet; credit rating of
                                             BBB+/Baa1)


Anchor Sales(6):                             Macy's ($105.5 million), Nordstrom
                                             ($93.0 million), JCPenney ($25.9
                                             million), Neiman Marcus ($50.6
                                             million), Lord & Taylor ($28.7
                                             million)


---------------------------
1. S&P and Moody's have confirmed to the Depositor that the A-1 Note component and A-2 Note component proceeds are expected to contribute AAA/Aaa through AA/A2 cash flows to the LB-UBS 2004-C4 Trust.
2.   Collateral consists of 1,470,454 square feet.
3. In-line sales are provided by the Borrower and are based on the trailing twelve months through 1/31/2004.
4.   Based on the year ending 12/31/2003.
5. Credit ratings for anchors are by S&P and Moody's, respectively, and may reflect the rating of the tenant or a guarantor under the lease or ground lease. Nordstrom, Lord & Taylor and Neiman Marcus ground lease their pads, and therefore, their improvements are not part of the collateral.
6. Anchor sales are estimates as reported by the Borrower for the year ending 1/31/2004.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


WESTFIELD SHOPPINGTOWN GARDEN STATE PLAZA (CONT.)



Top Five In-Line/Major Tenants:              Tenant                        Square Feet      Lease End Date
                                             ----------------------        -----------      --------------
                                             Old Navy                         52,420          1/31/2007
                                             Best Buy(1)                      50,000         11/30/2015
                                             Borders Books & Music            33,308          1/31/2008
                                             Banana Republic                  22,447          1/31/2011
                                             Victoria's Secret(2)             20,032          1/31/2015


Overall Occupancy(3):                        98.1%

Appraised Value(4):                          $977,200,000

LTV(4)(5):                                   53.2%

U/W DSCR(5)(6):                              2.36x

Reserves:                                    Westfield America Inc. and certain
                                             subsidiaries of PACL guarantee (on
                                             a pro rata basis) real estate taxes
                                             and insurance premiums and payments
                                             of $1.20 per square foot per annum
                                             on in-line space (854,109 square
                                             feet) for TI/LC's and CapEx. In the
                                             event the debt service coverage
                                             ratio falls below 1.10x based on an
                                             assumed constant of 9.00%, the
                                             Borrower must make on-going
                                             deposits for real estate taxes and
                                             insurance premiums and monthly
                                             deposits for TI/LC's and CapEx
                                             based on an annual amount of $1.20
                                             per square foot. In the event
                                             Westfield America Inc. fails to
                                             maintain liquidity of at least
                                             $25,000,000 or the PACL guarantors
                                             violate certain restrictions on
                                             dissolution or liquidation, the
                                             Borrower must make on-going
                                             deposits as described above,
                                             corresponding to the respective
                                             percentage ownership interest of
                                             the guarantor who failed such
                                             tests.









---------------------------
1.   Best Buy is an outparcel tenant.
2. Victoria's Secret has recently leased the former Eddie Bauer space and is expected to be in-place by 8/1/2004.
3. The occupancy percentage is based on the projected 2004/2005 underwritten occupancy. Current overall occupancy based on executed leases is 97.9% and in-line occupancy is 94.7%.
4.   Based on appraisal dated as of 3/31/2004.
5. As of the Cut-Off Date and based on a loan amount of $520,000,000 that includes the A-1 Note and A-2 Note components and the non-trust A-3 Note and A-4 Note components.
6. Calculated based on the projected 2004/2005 underwritten net cash flow of $62,006,522 and actual debt constant of 5.049%.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


WESTFIELD SHOPPINGTOWN GARDEN STATE PLAZA (CONT.)

Lockbox:                                     Hard

Prepayment:                                  Defeasance beginning on the earlier
                                             of three years after loan
                                             origination or two years after
                                             securitization of the last
                                             component note. Prepayment without
                                             penalty permitted six months prior
                                             to Maturity Date.

Theater Completion Guaranty:                 If the construction of the theatre
                                             commences during the loan term,
                                             Westfield America Inc. and certain
                                             subsidiaries of PACL must guaranty
                                             that the project will be completed
                                             during the first nine years of the
                                             loan. The guarantors must maintain
                                             a combined net worth of $2 billion
                                             during the guaranty period.






--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

666 FIFTH AVENUE

Shadow Rating(1):                            AAA/A2

Cut-Off Date Balance
(A-2 Note Component):                        $187,500,000

Interest Rate:                               4.5325%

Maturity Date:                               1/11/2009

Original Term to Maturity:                   5 years

Amortization:                                Interest only

Sponsors:                                    Tishman Speyer Properties / TMW
                                             Real Estate Group, LLC

Property:                                    39-story Class A office building
                                             with 1,408,539 square feet of net
                                             rentable area, including 84,626
                                             square feet of retail space, 46,700
                                             square feet of storage space and a
                                             17,478 square foot valet parking
                                             garage for 90 cars.

Location:                                    New York, NY

Year Built:                                  1957; renovated 1999-2002

Occupancy(2):                                96.4%

                                                                              Square    Approx. % of                    Ratings S&P/
Major Office Tenants(3):                     Tenant                            Feet      Base Rent     Lease End Date     Moody's(4)
                                             ------------------------------   -------   ------------ ------------------- -----------
                                             Citibank N.A.(5)                 272,729      18.8%     8/31/2007-8/31/2014    AA/Aa1
                                             Orrick, Herrington & Sutcliffe   220,284      13.7%          3/31/2010         NR/NR
                                             Vinson & Elkins                   68,681       6.8%         12/31/2010         NR/NR
                                             Fulbright & Jaworski             100,604       6.4%         12/31/2006         NR/NR
                                             Phillips Nizer                    55,872       3.2%         12/31/2010         NR/NR


---------------------------
1. S&P and Moody's have confirmed to the Depositor that the A-2 Note component proceeds are expected to contribute AAA/Aaa through AAA/A2 cash flows to the LB-UBS 2004-C4 Trust.
2. Based on rent roll dated 11/1/2003, as updated to incorporate subsequent new leasing.
3. Five largest tenants (by square feet) ranked by percentage of total underwritten base rent.
4.   Credit rating reflects the rating of the tenant company.
5. In addition to the 142,077 square feet leased prior to 2004, Citibank N.A. recently signed a lease for an additional 91,874 square feet, and has negotiated a lease (which is out for signature) for an additional 38,778 square feet. Expiration for Citibank N.A. includes 70,694 square feet expiring on 8/31/2007, 71,383 square feet expiring on 8/31/2009, 91,874 square feet expiring on 8/31/2014 and, assuming execution of the lease out for signature, 38,778 square feet expiring on 8/31/2014.

--------------------------------------------------------------------------------
[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

666 FIFTH AVENUE (CONT.)

Appraised Value(1):                          $730,000,000

LTV(1)(2):                                   51.4%

U/W DSCR(2)(3):                              3.03x

Reserves:                                    On-going for taxes. Insurance
                                             escrow required if the property is
                                             not covered under blanket policy of
                                             Sponsors. Springing for capital
                                             expenditures. Upfront TI/LC reserve
                                             of $5,700,000, and on-going $90,000
                                             monthly reserve to increase after
                                             the occurrence of a Trigger Event.

Lockbox:                                     Hard

Prepayment/Defeasance:                       Defeasance beginning two years
                                             after securitization. Prepayment
                                             without penalty permitted three
                                             months prior to Maturity Date.

Mezzanine Debt(4):                           $45,000,000 mezzanine loan is
                                             co-terminus with the first mortgage
                                             and is subject to an intercreditor
                                             agreement which complies with
                                             rating agency guidelines.

---------------------------
1.   Based on appraisal dated as of 11/10/2003.
2. As of the Cut-Off Date and based on a loan amount of $375,000,000 that includes the A-2 Note component and the non-trust A-1 Note component.
3. Calculated based on underwritten net cash flow of $52,158,823 and interest rate of 4.5325%.
4.   The Mezzanine Debt will not be included in the LB-UBS 2004-C4 Trust.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

TWO PENN PLAZA

Shadow Rating(1):                            A/Baa2

Cut-Off Date Balance (A-1 Note Component)    $122,500,000

Interest Rate(2):                            4.9658%

Anticipated Repayment Date ("ARD"):          2/11/2011

Maturity Date:                               2/11/2034

Original Term to ARD:                        7 years

Amortization(3):                             30 years

Sponsors:                                    Vornado Realty Trust

Property:                                    31-story Class A office building
                                             with 1,529,325 square feet of net
                                             rentable area

Location:                                    New York, NY

Year Built:                                  1968; renovated 1991

Occupancy(4):                                95.6%



                                                                                  Square    Approx. %                   Ratings S&P/
Major Tenants(5):                            Tenant                                Feet   of Base Rent  Lease End Date   Moody's(6)
                                             ---------------------------------   -------  ------------  --------------  ------------
                                             The McGraw-Hill Companies, Inc.(7)  518,217     36.8%        3/31/2020        NR/A1
                                             Information Builders, Inc.(8)       268,190     17.8%        5/31/2013        NR/NR
                                             Madison Square Garden, L.P.(9)      162,945     12.1%        4/30/2007        NR/NR
                                             Compaq Computer Corporation          51,200      5.0%        1/31/2008        A-/A3
                                             United Healthcare Services, Inc.     69,137      3.8%        1/31/2006        A/A3

---------------------------
1. S&P and Moody's have confirmed to the Depositor that the A-1 Note component proceeds are expected to contribute AAA/Aaa through A/Baa2 cash flows to the LB-UBS 2004-C4 Trust.
2. Weighted average interest rate for the Two Penn Plaza loan A-1 Note component, A-2 Note component and B Note.
3.   Interest only through and including 2/2006 payment date.
4.   As of 1/1/2004.
5.   Ranked by percentage of total underwritten base rent.
6. Credit ratings may reflect the rating of the parent company if tenant company not rated.
7.   The McGraw-Hill Companies, Inc. is the parent company of Standard and
     Poor's.
8. Information Builders, Inc. has the option to terminate its lease as of 3/31/2008, upon not less than 15 months prior notice; excess cash flow sweep to TI/LC reserve up to $12 million also required of Borrower if lease is terminated.
9. Madison Square Garden, L.P. is owned by Regional Programming Partners, a joint venture of Cablevision Systems (60% ownership interest) and Fox Sports Networks (40% ownership interest).
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

TWO PENN PLAZA (CONT.)

Appraised Value(1):                          $435,000,000

LTV(1)(2):                                   56.3%

U/W DSCR(2)(3):                              1.99x

Reserves(4):                                 Springing for taxes, insurance,
                                             replacement costs and TI/LCs upon
                                             event of default or DSCR less than
                                             1.25x. Guaranty from Vornado
                                             Realty, L.P. delivered at closing
                                             in-lieu of upfront $750,000
                                             required repair reserve and upfront
                                             $1,440,400 unfunded TI Allowance
                                             reserve.

Lockbox:                                     Springing

Prepayment/Defeasance:                       Defeasance beginning two years
                                             after securitization of both A Note
                                             components. Prepayment without
                                             penalty permitted six months prior
                                             to ARD.

Partial Release(5):                          Borrower has right to redevelop
                                             portion of property including
                                             portions of entrance, retail areas,
                                             plazas and lower levels under a
                                             Condominium Declaration accompanied
                                             by right to request release of four
                                             tenant leases with an aggregate of
                                             3,465 square feet subject to
                                             specified release payments, along
                                             with satisfaction of other release
                                             conditions.

B Note(6):                                   The $55,000,000 subordinated B Note
                                             does not receive principal payments
                                             until the A Notes have been repaid
                                             in full.

---------------------------
1. Based on appraisal as of 2/1/2004. Appraised Value excludes any value related to the four tenant leases and related square footage subject to release.
2. As of the Cut-Off Date and based on a loan amount of $260,000,000 that includes the A-1 Note component and the non-trust A-2 Note component.
3. Calculated based on underwritten net cash flow of $32,800,025 and an average annual debt constant of 6.726% starting in year three.
4. Guaranty or any additional Reserve Guaranty that may be provided by Vornado Realty, L.P. in-lieu of monthly reserves, if applicable, is subject to Sponsor maintaining investment grade ratings.
5. On or after the July 2004 payment date and in connection with certain redevelopment activities, the loan may be prepaid without penalty in an amount up to the Release Threshold ($1,575,000). Once the loan has been prepaid in an amount equal to the Release Threshold, the loan may not be further prepaid prior to permitted defeasance date, at which time Borrower may defease the loan.
6.   The B Note will not be included in the LB-UBS 2004-C4 Trust.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


TOWN EAST MALL

Shadow Rating(1):                            BBB/Baa3

Cut-Off Date Balance:                        $116,814,658

Interest Rate:                               3.4625%

Maturity Date:                               4/11/2009

Term to Maturity:                            5 years

Amortization:                                30 years

Sponsor:                                     General Growth Properties, Inc.

Property:                                    Regional mall with 1,247,161 square
                                             feet(2) of gross leasable area

Location:                                    Mesquite, TX

Year Built:                                  1971; last renovated 2000

In-Line Sales/SF(3):                         $362

2003 In-Line Cost of Occupancy(3):           13.6%

Anchors(4):                                  Sears (213,045 square feet; credit
                                             rating of BBB/Baa1), Dillard's
                                             (207,000 square feet, credit rating
                                             BB/B2) JCPenney (195,475 square
                                             feet; credit rating of BB+/Ba3),
                                             Foley's (193,866 square feet;
                                             credit rating of BBB+/Baa1)

Anchor Sales(5):                             Sears ($47.0 million), Dillard's
                                             ($37.0 million), JCPenney ($34.0
                                             million), Foley's ($49.0 million)



---------------------------
1. S&P and Moody's have confirmed to the Depositor that the whole loan proceeds are expected to contribute AAA/Aaa through BBB/Baa3 cash flows to the LB-UBS 2004-C4 Trust.
2. Collateral consists of 437,775 square feet, which includes 415,755 square feet of in-line space and a vacant 22,020 square foot movie theater.
3. In-line sales are provided by the Borrower and are based on the year ending 12/2003.
4. Credit ratings for anchors are by S&P and Moody's, respectively, and reflect the rating of the tenant or a guarantor under the lease or REA. None of the anchors are part of the collateral.
5. Anchor sales are estimates as reported by the Borrower for the year ending 12/2003. All of the anchors own their pad and improvements, and therefore, such pads and improvements are not part of the collateral.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


TOWN EAST MALL (CONT.)


Top Five In-Line Tenants:                    Tenant                           Square Feet     Lease End Date
                                             ------------------------------   -----------     --------------
                                             Footaction USA(1)                   18,034           11/30/2010
                                             The Limited / Limited Too           14,060            1/31/2006
                                             Limited Express / Structure         13,753            1/31/2006
                                             Abercrombie & Fitch                  9,576            1/31/2011
                                             Foot Locker / Kids Foot Locker       9,176            7/31/2005

Overall Occupancy(2):                        95.1%

Appraised Value(3):                          $182,000,000

LTV(3)(4):                                   64.2%

U/W DSCR(4)(5):                              2.16x

Reserves:                                    Reserves for real estate taxes,
                                             insurance (except if a blanket
                                             policy is in place), TI/LC's, and
                                             CapEx will be collected on a
                                             monthly basis only following an
                                             event of default or if the debt
                                             service coverage ratio based on the
                                             previous consecutive 12-month
                                             period is less than 1.15x based on
                                             an assumed 9.0% loan constant. Once
                                             triggered, the reserves are capped
                                             at $415,757 for TI/LC's and
                                             $103,939 for CapEx.

Lockbox:                                     Hard

Prepayment:                                  Defeasance beginning two years
                                             after securitization. Prepayment
                                             without penalty permitted four
                                             months prior to Maturity Date.

Additional Collateral:                       GGP Limited Partnership has
                                             guaranteed loan proceeds in the
                                             amount of $2,576,884, which is
                                             allocable to the base rent
                                             generated by certain leases or
                                             proposed leases specified in the
                                             loan documentation. The guarantee
                                             will be released pro rata based on
                                             the satisfaction of certain
                                             conditions, including the execution
                                             of new leases or lease extensions
                                             and the payments of past-due rent.
                                             If the base rent allocable to such
                                             loan proceeds is not in place by
                                             4/11/2006, the guarantee of the
                                             allocable loan proceeds must be
                                             replaced by either a cash reserve
                                             or letter of credit.



---------------------------
1. Footstar, Inc., the parent company of Footaction USA, filed for bankruptcy on 3/2/2004.
2. The occupancy percentage is based on the projected 2004/2005 underwritten occupancy. Currently, the property is 94.3% occupied overall, with in-line space currently 88.2% occupied.
3.   Based on appraisal dated as of 3/23/2004.
4.   As of the Cut-Off Date.
5. Calculated based on the projected 2004/2005 underwritten net cash flow of $13,565,781 and actual debt constant of 5.363%.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

THE RITZ-CARLTON CHICAGO, A FOUR SEASONS HOTEL

Shadow Rating(1):                            BBB+/Baa2

Cut-Off Date Balance:                        $42,852,996

Interest Rate:                               5.310%

Maturity Date:                               2/11/2014

Original Term to Maturity:                   10 years

Amortization:                                30 years

Sponsor:                                     JMB Realty Corporation

Property Manager/Operator:                   Four Seasons Hotels and Resorts
                                             (rated BBB-/Baa3)

Property:                                    435 room full-service luxury hotel
                                             located on floors 10-31 of Water
                                             Tower Place.

Location:                                    Chicago, IL

Year Built:                                  1975; renovated 1999-2004(2)

Occupancy(3):                                65.7%

ADR(3):                                      $287.11

RevPar(3):                                   $188.77



---------------------------
1. S&P and Moody's have confirmed to the Depositor that the whole loan proceeds are expected to contribute AAA/Aaa through BBB+/Baa2 cash flows to the LB-UBS 2004-C4 Trust.
2. $4.9 million ($11,199 per room) spent on capital expenditures between 1999 and 2003. Approximately $12.0 million ($27,549 per room) of additional renovations completed in 2004, including renovation of guestroom bathrooms, guestroom corridors and all guestroom thermostats/HVAC fan coils.
3.   For the twelve months ending 12/31/2003.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


THE RITZ-CARLTON CHICAGO, A FOUR SEASONS HOTEL (CONT.)

Appraised Value(1):                          $116,100,000

LTV(1)(2):                                   36.9%

U/W DSCR(2)(3):                              2.27x

Reserves:                                    Springing reserve for FF&E. No
                                             monthly tax or insurance reserves
                                             required as long as taxes are paid
                                             by Manager and insurance is
                                             provided by Sponsor's blanket
                                             insurance policy.

Lockbox:                                     Springing

Prepayment:                                  Defeasance beginning two years
                                             after securitization. Prepayment
                                             without penalty permitted three
                                             months prior to Maturity Date.

---------------------------
1. Based on appraisal dated as of 6/1/2004; valuation assumes completion of current renovations.
2.   As of the Cut-Off Date.
3. Calculated based on total underwritten net cash flow of $6,500,912 and actual debt constant of 6.671%.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


OTHER SIGNIFICANT MORTGAGE LOAN CHARACTERISTICS



------------------------------------------------------------------------------------------------------------------------------------
                                                 OTHER SIGNIFICANT MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------
                                                                     CUT-OFF DATE     PERCENT OF INITIAL        U/W
              NAME                             PROPERTY TYPE            BALANCE       MORTGAGE POOL BALANCE    DSCR(1)        LTV(2)
------------------------------------------------------------------------------------------------------------------------------------
Airport Corporate Center                           Office             $91,000,000             6.4%             1.91x          68.9%
------------------------------------------------------------------------------------------------------------------------------------
Lembi Portfolio(3)                               Multifamily           42,500,000             3.0              1.41           75.4
------------------------------------------------------------------------------------------------------------------------------------
Enterprise Technology Center                       Office              36,500,000             2.6              1.40           60.8
------------------------------------------------------------------------------------------------------------------------------------
Sirata Beach Resort & Conference Center      Full Service Hotel        24,500,000             1.7              1.60           52.2
------------------------------------------------------------------------------------------------------------------------------------
Park Parthenia Apartments                       Multifamily            24,500,000             1.7              1.38           74.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             ----             $219,000,000            15.4%             1.63X          67.5%
------------------------------------------------------------------------------------------------------------------------------------



---------------------------
1. Calculated based on underwritten net cash flow and actual debt service constant or interest rate, as applicable. Portfolio underwritten debt service coverage is calculated as a weighted average based on allocated loan balances.
2. Calculated based on Cut-Off Date balance and related appraised value. Portfolio loan to value is calculated as a weighted average based on allocated loan balances.
3. The Lembi Portfolio loan consists of five cross-collateralized and cross-defaulted mortgage loans secured by nine multifamily properties with a combined loan amount of $42,500,000.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

AIRPORT CORPORATE CENTER

Cut-Off Date Balance:                        $91,000,000

Interest Rate:                               4.775%

Maturity Date:                               3/11/2009

Original Term to Maturity:                   5 years

Amortization:                                Interest only

Sponsor:                                     General Electric Pension Trust

Property:                                    Ten office buildings and one
                                             office/warehouse comprising
                                             1,018,477 square feet of net
                                             rentable area on 44.84 acres in a
                                             corporate complex adjacent to Miami
                                             International Airport. The property
                                             includes four six to seven story
                                             Class A office buildings (632,680
                                             square feet), two five to six story
                                             Class B office buildings (173,810
                                             square feet), five one story
                                             office/service buildings (211,987
                                             square feet), and four two to three
                                             story parking garages.

Location:                                    Miami, FL

Year Built:                                  1982-1996

Occupancy(1):                                86.6%

                                                                              Square   Approx. % of                     Ratings S&P/
Major Tenants(2):                            Tenant                            Feet     Base Rent    Lease End Date      Moody's(3)
                                             -------------------------------  -------  ------------  --------------    -------------
                                             Norweigan Cruise Line, LTD.      135,085     12.0%         1/31/2009          NR/NR
                                             Neighborhood Health Partnership   87,140     11.3%        11/30/2007          NR/NR
                                             Fortis, Inc.                      37,050      4.4%         4/30/2007        BBB+/Baa2
                                             SF Employment & Training          37,050      3.8%         5/31/2008          NR/NR
                                             General Electric Company          36,724      3.8%        12/15/2009         AAA/Aaa


---------------------------
1.   As of 4/30/2004.
2.   Ranked by percentage of underwritten base rent.
3. Credit ratings may reflect the rating of the parent company if tenant company is not rated.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

AIRPORT CORPORATE CENTER (CONT.)


Appraised Value(1):                          $132,000,000

LTV(1)(2):                                   68.9%

U/W DSCR(2)(3):                              1.91x

Reserves:                                    On-going for taxes, insurance,
                                             TI/LCs and replacement reserves.

Lockbox:                                     Springing

Prepayment/Defeasance:                       Defeasance beginning the earlier of
                                             four years after loan origination
                                             or two years and one day after all
                                             A Note components have been
                                             securitized. Prepayment without
                                             penalty permitted three months
                                             prior to Maturity Date.


---------------------------
1.   Based on appraisal dated as of 1/30/2004.
2.   As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $8,411,092 and interest rate of 4.775%.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


LEMBI PORTFOLIO(1)

Cut-Off Date Balance:                        $42,500,000

Number of Properties:                        Nine

Interest Rate:                               5.550%

Maturity Date:                               5/11/2009

Term to Maturity:                            5 years

Amortization:                                Interest only

Sponsor: Frank E. Lembi, Walt R. Lembi, Olga Lembi Trust, Billie Z. Salevouris, David M. Raynal and Ralph Dayan

Property:                                    The portfolio is comprised of five
                                             loans consisting of nine
                                             multifamily properties. There are a
                                             total of 361 units including four
                                             retail units. The multifamily unit
                                             mix is comprised of 211 studio
                                             units, 113 one-bedroom units, 31
                                             two-bedroom units and two
                                             three-bedroom units.


Location:                                    San Francisco, CA

Years Built:                                 Varies from 1905-1934 with
                                             renovations ongoing

Overall  Occupancy(2):                       98.3%

Recourse:                                    The portfolio is 100% full recourse



---------------------------
1. The Lembi Portfolio consists of five cross-collateralized and cross-defaulted loans: Civic Properties DE ($18,777,000, three properties), Bay Citi Properties II DE ($9,938,000, two properties), LRL Citigroup Properties II DE ($8,275.000, two properties), 621 Stockton DE ($3,900,000, one property), and 2395 29th Avenue ($1,610,000, one property).
2. As of 4/20/2004 and calculated as a weighted average based on allocated loan balance.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

LEMBI PORTFOLIO (CONT.)

Appraised Value(1):                          $56,470,000

LTV(1)(2):                                   75.4%

U/W DSCR(2)(3):                              1.41x

Reserves:                                    On-going for taxes, insurance, and
                                             CapEx.

Lockbox:                                     Springing

Prepayment:                                  Defeasance beginning four years
                                             after origination. Prepayment
                                             without penalty allowed 90 days
                                             prior to Maturity Date.

Mezzanine Debt:                              $8,500,000 full-recourse mezzanine
                                             financing which is co-terminus with
                                             the first mortgage and is subject
                                             to an intercreditor agreement that
                                             complies with rating agency
                                             guidelines.


---------------------------
1.   Based on appraisals dated as of 3/17/2004.
2. As of the Cut-Off Date and calculated as a weighted average based on allocated loan balances.
3. Calculated as a weighted average based on total underwritten net cash flow of $3,361,218 and actual debt constant of 5.6271%.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

ENTERPRISE TECHNOLOGY CENTER

Cut-Off Date Balance:                        $36,500,000

Interest Rate:                               6.440%

Maturity Date:                               5/11/2011

Term to Maturity:                            7 years

Amortization:                                25 years

Borrower:                                    Borrowers consist of up to 35
                                             Tenants-in-Common

Sponsor:                                     Triple Net Properties, LLC; Anthony
                                             W. Thompson

Property:                                    343,630 square-foot Class A office
                                             building

Location:                                    Scotts Valley, CA

Year Built:                                  1993

Occupancy(1):                                85.6%

                                                                          Square     Approx. % of                        Ratings
Major Tenants:                               Tenant                        Feet        Base Rent    Lease End Date    S&P/Moody's(2)
                                             ----------------------      --------    -------------  --------------    --------------
                                             Borland Software Corp.      140,898        46.4%         3/16/2010          NR/NR
                                             Nokia, Inc.                  59,782        20.2%         9/15/2007           A/A1
                                             SurfControl Inc.             44,953        15.1%         8/31/2004(3)       NR/NR
                                             Intersan, Inc.               18,246         7.7%        10/31/2005          NR/NR
                                             ManyOne Networks, Inc.       12,166         4.0%         6/30/2009          NR/NR


---------------------------
1. As of 4/14/2004, the property was 92.5% leased. Occupancy reflects underwritten occupancy.
2. Credit ratings are by S&P and Moody's, respectively, and may reflect the rating of the parent if tenant company is not rated.
3. SurfControl Inc. occupies multiple spaces at the property with lease expiration details as follows: 23,838 square feet on 8/31/2004 and 21,115 square feet on 10/1/2006.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


ENTERPRISE TECHNOLOGY CENTER (CONT.)

Appraised Value(1):                          $60,000,000

LTV(1)(2):                                   60.8%

U/W DSCR(2)(3):                              1.40x

Reserves:                                    On-going for taxes, insurance,
                                             TI/LC's and CapEx. TI/LC reserves
                                             are capped at $2.5 million. Upfront
                                             TI/LC reserve totaling $1 million.
                                             Security interest in security
                                             deposits totaling approximately
                                             $4.4 million, which security
                                             deposits are subject to the
                                             conditions of the applicable
                                             leases.

Lockbox:                                     Hard

Prepayment:                                  Defeasance beginning two years
                                             after securitization. Prepayment
                                             without penalty permitted three
                                             months prior to Maturity Date.

---------------------------
1.   Based on appraisal dated as of 4/12/2004.
2.   As of the Cut-Off Date.
3. Calculated based on underwritten net cash flow of $4,110,488 and actual debt constant of 8.058%.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

SIRATA BEACH RESORT & CONFERENCE CENTER

Cut-Off Date Balance:                        $24,500,000

Interest Rate:                               7.020%

Maturity Date:                               5/11/2012

Term to Maturity:                            8 years

Amortization:                                25 years

Sponsor:                                     The Nicklaus Family

Property:                                    380-room, full-service hotel that
                                             occupies 12.56 acres with direct
                                             beach access on the Gulf of Mexico.
                                             Includes such amenities as three
                                             oceanfront pools, two full-service
                                             restaurants, and 15,000 square feet
                                             of meeting and formal banquet
                                             space.

Location:                                    St. Pete Beach, FL

Year Built:                                  1968; renovated in 2001




--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS


SIRATA BEACH RESORT & CONFERENCE CENTER (CONT.)


Appraised Value(1):                          $46,900,000

LTV(1)(2):                                   52.2%

U/W DSCR(2)(3):                              1.60x

Reserves:                                    On-going for taxes, insurance, FF&E
                                             and seasonality.

Lockbox:                                     Hard

Prepayment:                                  Defeasance beginning two years
                                             after securitization. Prepayment
                                             without penalty permitted three
                                             months prior to Maturity Date.

---------------------------
1.   Based on appraisal dated as of 3/16/2004.
2.   As of the Cut-Off Date.
3. Calculated based on the underwritten net cash flow of $3,327,789 and actual debt constant of 8.497%.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PARK PARTHENIA APARTMENTS

Cut-Off Date Balance:                        $24,500,000

Interest Rate:                               5.290%

Maturity Date:                               5/11/2014

Original Term to Maturity:                   10 years

Amortization:                                30 years

Sponsors:                                    Samuel and Laisin Leung

Property(1):                                 399 multifamily units contained in
                                             35 garden-style buildings and one
                                             management office building.

Location:                                    Northridge, CA

Year Built:                                  1962-1970; renovated 1988

Occupancy(2):                                100.0%


---------------------------
1. The 36 collateral buildings are located on a 12 acre site which includes a total of 64 multifamily buildings (28 of which are not part of the collateral). The portion of the site occupied by the 36 collateral buildings is approximately 9.8 acres.
2.   As of 4/1/2004, the 399 collateral residential units were 100.0% occupied.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------
                                                      SIGNIFICANT MORTGAGE LOANS

PARK PARTHENIA APARTMENTS (CONT.)


Appraised Value(1):                          $33,000,000

LTV(1)(2):                                   74.2%

U/W DSCR(2)(3):                              1.38x

Reserves:                                    On-going tax, insurance and
                                             replacement reserves

Lockbox:                                     Springing

Prepayment/Defeasance:                       Defeasance beginning four years
                                             after loan origination. Prepayment
                                             without penalty permitted two
                                             months prior to Maturity Date.



---------------------------
(1)  Based on appraisal dated as of 1/19/2004.
(2)  As of the Cut-Off Date.
(3) Calculated based on underwritten net cash flow of $2,245,674 and actual debt constant of 6.656%.
--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                                  SUMMARY POINTS

SUMMARY POINTS
--------------------------------------------------------------------------------

o    Weighted average DSCR of 1.95x; weighted average Cut-Off Date LTV of 62.8%

o The significant mortgage loans discussed in this presentation have a weighted average DSCR of 2.25x and a weighted average Cut-Off Date LTV of 57.2% and collectively represent 66.8% of the initial mortgage pool balance

o    Institutional sponsorship and repeat borrowers

o Office, Regional Mall, Anchored Retail, Industrial/Warehouse, Multifamily(1) and Investment Grade Loans comprise 89.6% of the initial mortgage pool balance

o    Geographically diversified with properties located in 27 states

o Excluding the Investment Grade Loans, 97.3% of the loans have ongoing or springing reserves for replacements; 100.0% of the loans have ongoing reserves for taxes or a creditworthy tenant that is permitted to pay taxes directly; and 100.0% of the loans have ongoing reserves for insurance or a creditworthy tenant that is permitted to maintain insurance or self-insure

o    97.9% of the initial mortgage pool balance have cash management systems

o Established relationship between Lehman Brothers and UBS Investment Bank--this transaction marks the 24th overall transaction between Lehman Brothers and UBS Investment Bank since early 2000




---------------------------
1.   Multifamily component includes manufactured housing representing 0.2% of the aggregate pool.
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[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

INVESTOR REPORTING
--------------------------------------------------------------------------------
                                                              INVESTOR REPORTING

Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and occupancy data, to the extent delivered by the borrowers, will be available to Certificateholders through the Trustee. The following is a list of all the reports that will be available to Certificateholders:


      NAME OF REPORT                             DESCRIPTION (INFORMATION PROVIDED)
     -----------------------------------------------------------------------------------------------------------
 1    Distribution Date Statements               Principal and interest distributions, principal balances
 2    Mortgage Loan Status Report                Portfolio stratifications
 3    Comparative Financial Status Report        Revenue, NOI, DSCR to the extent available
 4    Delinquent Loan Status Report              Listing of delinquent Mortgage Loans
 5    Historical Loan Modification Report        Information on modified Mortgage Loans
 6    Historical Liquidation Report              Net liquidation proceeds and realized losses
 7    REO Status Report                          NOI and value of REO
 8    Servicer Watch List                        Listing of loans in jeopardy of becoming specially serviced
 9    Loan Payoff Notification Report            Listing of loans that have given notice of intent to payoff


--------------------------------------------------------------------------------

[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS

--------------------------------------------------------------------------------
                                                                        TIMELINE

TIMELINE
--------------------------------------------------------------------------------
                                                                        TIMELINE


DATE                        EVENT
--------------------------------------------------------------------------------
Week of May 10, 2004        Structural & Collateral Term Sheets Available/
                            Presale Reports Available on Rating Agency Websites/
                            Road Shows/Investor Calls/
                            Preliminary Prospectus Supplement Available
--------------------------------------------------------------------------------
Week of May 24, 2004        Pricing
--------------------------------------------------------------------------------
Week of June 7, 2004        Closing



--------------------------------------------------------------------------------


[UBS INVESTMENT BANK LOGO]                                       LEHMAN BROTHERS



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